Exhibit 99.1

FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 7, 2007, is by and among GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation (“Holdco”), GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation (the “Company”), GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation (“Gatehouse I”), GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation (“Gatehouse II”), ENHE ACQUISITION, LLC, a Delaware limited liability company (“ENHE” and, together with Gatehouse I and Gatehouse II, collectively the “Subsidiary Borrowers” and individually a “Subsidiary Borrower”), each of those Domestic Subsidiaries of Holdco identified as a “Guarantor” on the signature pages hereto (together with Holdco, collectively the “Guarantors” and individually a “Guarantor”; the Guarantors, together with the Company and the Subsidiary Borrowers, collectively the “Credit Parties” and individually a “Credit Party”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined below) (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WITNESSETH

WHEREAS, the Credit Parties, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 27, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders and the Required Term Loan Lenders amend certain provisions of the Credit Agreement, including, without limitation, incorporating an Incremental Term Facility in the amount of $275,000,000 pursuant to Section 2.6 of the Credit Agreement (the “Add-On Term Loan”); and

WHEREAS, the Required Lenders and the Required Term Loan Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement, as amended hereby.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1 Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(A) The following definitions are hereby amended and restated in their entirety to read as follows:

“Commitment” shall mean the Revolving Commitments, the LOC Commitments, the Initial Term Loan Commitments, the Add-On Term Loan Commitments, the Delayed Draw Term Loan Commitments and the Swingline Commitments, individually or collectively, as appropriate.

“Commitment Percentage” shall mean the Revolving Commitment Percentage, the Initial Term Loan Commitment Percentage, the Add-On Term Loan Commitment Percentage and/or the Delayed Draw Term Loan Commitment Percentage, as appropriate.

“Lender Commitment Letter” shall mean, with respect to any Lender, the letter (or other correspondence) to such Lender from the Administrative Agent notifying such Lender of its LOC Commitment, Revolving Commitment Percentage, Initial Term Loan Commitment Percentage, Add-On Term Loan Commitment Percentage and/or Delayed Draw Term Loan Commitment Percentage.

“Loan” shall mean a Revolving Loan, the Initial Term Loan, the Add-On Term Loan the Delayed Draw Term Loan and/or a Swingline Loan, as appropriate.

“Note” or “Notes” shall mean the Revolving Notes, the Initial Term Loan Notes, the Add-On Term Loan Notes, the Delayed Draw Term Loan Notes and/or the Swingline Notes, collectively, separately or individually, as appropriate.

“Required Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of (a) the aggregate of the outstanding Revolving Commitments, Initial Term Loan, Add-On Term Loan and Delayed Draw Term Loan Commitments (to the extent such Delayed Draw Term Loan Commitments have not been funded and remain in effect) and the outstanding Delayed Draw Term Loan, (b) if the Revolving Commitments have been terminated, the aggregate of the outstanding Loans, Participation Interests and Delayed Draw Term Loan Commitments (to the extent such Delayed Draw Term Loan Commitments have not been funded and remain in effect) or (c) if all Commitments have been terminated, the outstanding Loans and Participation Interests; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Commitments.

“Required Term Loan Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of the outstanding Initial Term Loans, Add-On Term Loans, Delayed Draw Term Loans and the Delayed Draw Term Loan Commitments (to the extent such Delayed Draw Term Loan Commitments have not been funded and remain in effect); provided, however, that if any such Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Term Loan Lenders, Obligations owing to such Defaulting Lender and such Defaulting Lender’s Term Loan Commitments.

“Term Loan” shall mean, collectively, the Initial Term Loan, the Add-On Term Loan and the Delayed Draw Term Loan.

(B) The following definitions are hereby added to Section 1.1 of the Credit Agreement to read as follows:

“Add-On Term Loan” shall have the meaning set forth in Section 2.2(a).

“Add-On Term Loan Commitment” shall mean, with respect to each Add-On Term Loan Lender, the commitment of such Add-On Term Loan Lender to make its portion of the Add-On Term Loan in a principal amount equal to such Add-On Term Loan Lender’s Add-On Term Loan Commitment Percentage of the Add-On Term Loan Committed Amount.

“Add-On Term Loan Commitment Percentage” shall mean, for any Add-On Term Loan Lender, the percentage identified as its Add-On Term Loan Commitment Percentage in its Lender Commitment Letter or in the Register.

“Add-On Term Loan Committed Amount” shall have the meaning set forth in Section 2.2(a).

“Add-On Term Loan Lender” shall mean a Lender that makes an Add-On Term Loan.

“Add-On Term Loan Note” or “Add-On Term Loan Notes” shall mean the promissory notes of the Company (if any) in favor of any of the Add-On Term Loan Lenders evidencing the portion of the Add-On Term Loan provided by any such Add-On Term Loan Lender pursuant to Section 2.2(e), as such promissory notes may be amended, modified, restated, amended and restated, supplemented, extended, renewed or replaced from time to time.

“First Amendment Effective Date” shall mean May 7, 2007.

“Required Add-On Term Loan Lenders” shall mean, as of any date of determination, Add-On Term Loan Lenders holding at least a majority of the outstanding Add-On Term Loan;

provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Add-On Term Loan Lenders, Obligations owing to such Defaulting Lender.

2.2 Amendment to Definition of Applicable Percentage. Clause (a) and the last paragraph of the definition of Applicable Percentage are hereby amended and restated in their entirety to read as follows:

(a) (i) with respect to the Initial Term Loans and the Delayed Draw Term Loans, (A) 2.00% in the case of LIBOR Rate Loans and (B) 1.00% in the case of Alternate Base Rate Loans and (ii) with respect to the Add-On Term Loans, (A) if the corporate family ratings and the corporate credit ratings of the Company by Moody’s and S&P, respectively, as of such date are at least B1 and B+ (stable outlook), respectively (or the equivalent rating given by a successor rating agency chosen by the Company as set forth below), (y) 2.00% in the case of LIBOR Rate Loans and (z) 1.00% in the case of Alternate Base Rate Loans and (B) if the ratings condition set forth in clause (a)(ii)(A) is not met (including as a result of the Company not being rated), (y) 2.25% in the case of LIBOR Rate Loans and (z) 1.25% in the case of Alternate Base Rate Loans; and

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In the case of the Add-On Term Loans, the Applicable Percentage shall be determined and adjusted on the Effective Date and on the date of any change in the corporate family ratings or the corporate credit ratings of the Company by Moody’s and S&P, respectively (or their successors). The Company shall promptly notify the Administrative Agent of any change in the corporate family ratings or the corporate credit ratings of the Company by Moody’s and S&P, respectively (or their successors). For purposes of determining the Applicable Percentage, to the extent that the corporate family ratings or the corporate credit ratings of the Company by Moody’s and S&P, respectively, are unavailable, the Company shall select a successor rating agency that is recognized by the Securities and Exchange Commission, subject to the reasonable approval of the Administrative Agent. Any reduction in the stated rate of interest on the Add-On Term Loan shall only require the written consent of each Lender holding a portion of the outstanding Add-On Term Loan. Notwithstanding any of the foregoing, if the Applicable Percentage for any Additional Term Loan at any time is more than 0.25% higher than the Applicable Percentage for the Initial Term Loans, the Delayed Draw Term Loans and/or the Add-On Term Loans, as applicable, the Applicable Percentage for the Initial Term Loans, the Delayed Draw Term Loans and/or the Add-On Term Loans, as applicable, shall be automatically increased to be 0.25% less than the Applicable Percentage for such Additional Term Loan without any action or consent of any Credit Party, any Lender or the Administrative Agent, and any further reduction of the Applicable Percentage for the Add-On Term Loans contemplated above as a result of the corporate credit ratings and the corporate family ratings of the Company shall no longer apply.

2.3 Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 2.2 Initial Term Loan and Add-On Term Loan.

(a) (i) Initial Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Initial Term Loan Lender severally agrees to make available to the Company and the Subsidiary Borrowers (as directed by the Company) (through the Administrative Agent) on the Effective Date such Initial Term Loan Lender’s Initial Term Loan Commitment Percentage of a term loan in Dollars (the “Initial Term Loan”) in the aggregate principal amount of SIX HUNDRED SEVENTY MILLION DOLLARS ($670,000,000) (the “Initial Term Loan Committed Amount”) for the purposes hereinafter set forth. Upon receipt by the Administrative Agent of the proceeds of the Initial Term Loan, such proceeds will then be made available to the Company and the applicable Subsidiary Borrower by the Administrative Agent by crediting the account of the Company on the books of the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, with the aggregate of such proceeds made available to the Administrative Agent by the Initial Term Loan Lenders and in like funds as received by the Administrative Agent (or by crediting such other account(s) as directed by the Company). The Initial Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request; provided, however, that on the Effective Date and on the three Business Days following the Effective Date, the Initial Term Loan may only consist of Alternate Base Rate Loans unless the Company delivers a funding indemnity letter reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the Effective Date. Amounts repaid or prepaid on the Initial Term Loan may not be reborrowed.

(ii) Add-On Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Add-On Term Loan Lender severally agrees to make available to the Company and the Subsidiary Borrowers (as directed by the Company) (through the Administrative Agent) on the First Amendment Effective Date such Add-On Term Loan Lender’s Add-On Term Loan Commitment Percentage of a term loan in Dollars (the “Add-On Term Loan”) in the aggregate principal amount of TWO HUNDRED SEVENTY-FIVE MILLION DOLLARS ($275,000,000) (the “Add-On Term Loan Committed Amount”) for the purposes hereinafter set forth. Upon receipt by the Administrative Agent of the proceeds of the Add-On Term Loan, such proceeds will then be made available to the Company and the applicable Subsidiary Borrower by the Administrative Agent by crediting the account of the Company on the books of the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, with the aggregate of such proceeds made available to the Administrative

Agent by the Add-On Term Loan Lenders and in like funds as received by the Administrative Agent (or by crediting such other account(s) as directed by the Company). The Add-On Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request; provided, however, that on the First Amendment Effective Date and on the three Business Days following the First Amendment Effective Date, the Add-On Term Loan may only consist of Alternate Base Rate Loans unless the Company delivers a funding indemnity letter reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the First Amendment Effective Date. Amounts repaid or prepaid on the Add-On Term Loan may not be reborrowed.

(b) Repayment of Initial Term Loan and Add-On Term Loan. The principal amount of the Initial Term Loan and the Add-On Term Loan shall be repaid in full on the Term Loan Maturity Date, unless accelerated sooner pursuant to Section 7.2.

(c) Interest on the Initial Term Loan and the Add-On Term Loan. Subject to the provisions of Section 2.10(b), the Initial Term Loan and the Add-On Term Loan shall bear interest as follows:

(i) Alternate Base Rate Loans. During such periods as the Initial Term Loan or the Add-On Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

(ii) LIBOR Rate Loans. During such periods as the Initial Term Loan or the Add-On Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

Interest on the Initial Term Loan and the Add-On Term Loan shall be payable in arrears on each Interest Payment Date.

(d) Initial Term Loan Notes. Each Initial Term Loan Lender’s Initial Term Loan Commitment shall be evidenced, upon such Initial Term Loan Lender’s request, by a duly executed promissory note of the Borrowers to such Initial Term Loan Lender in substantially the form of Schedule 2.2(d). The Borrowers covenants and agrees to pay the Initial Term Loan in accordance with the terms of this Credit Agreement and the Initial Term Loan Notes, if any.

(e) Add-On Term Loan Notes. Each Add-On Term Loan Lender’s Add-On Term Loan Commitment shall be evidenced, upon such Add-On Term Loan Lender’s request, by a duly executed promissory note of the Borrowers to such Add-On Term Loan Lender in substantially the form of Schedule 2.2(e). The Borrowers covenants and agrees to pay the Add-On Term Loan in accordance with the terms of this Credit Agreement and the Add-On Term Loan Notes, if any.

2.4 Amendment to Section 2.9. The first sentence of Section 2.9(a), Section 2.9(b)(vii)(B) and Section 2.9(d) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a) Optional Prepayments. The Borrowers shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of (i) a Revolving Loan or a Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining outstanding principal amount) and (ii) of a Swingline Loan shall be in a minimum principal amount of $100,000 and integral multiples of $25,000 in excess thereof (or the remaining outstanding principal amount).

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(b) (vii) (B) with respect to all amounts prepaid pursuant to Sections 2.9(b)(ii) through (vi), (1) first to the Term Loans (pro rata to the remaining scheduled principal payments of the Term Loan Lenders that accept such prepayment, it being understood that the Term Loan Lenders shall have the right to decline their portion of such prepayment (with any declined amount to be then applied ratably to the Term Loan Lenders accepting such payments)), (2) second to the Swingline Loans (without a corresponding reduction of the Swingline Committed Amount), (3) third to the Revolving Loans (without a corresponding reduction of the Revolving Committed Amount) and (4) fourth to a cash collateral account in respect of LOC Obligations (without a corresponding reduction of the LOC Committed Amount). Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.9(b) shall be subject to Section 2.9(d) and Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

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(d) Prepayments Prior to First Anniversary of the Effective Date and the First Amendment Effective Date. Notwithstanding the foregoing any voluntary or mandatory prepayment of all, but not less than all, (i) of the outstanding Initial Term Loans or Delayed Draw Term Loans made prior to the first anniversary of the Effective Date with the proceeds of a new term loan (including a new term loan under this Agreement) entered into for the primary purpose of benefiting from an applicable percentage that is less than the Applicable Percentage for the Initial Term Loans or Delayed Draw Term Loans as of the Effective Date, shall be subject to an additional premium equal to the amount of such prepayment multiplied by 1% and (ii) of the outstanding Add-On Term Loans made prior to the first anniversary of the First Amendment Effective Date with the proceeds of a new term loan (including a new term loan under this Agreement) entered into for the primary purpose of benefiting from an applicable percentage that is less than the Applicable Percentage for the Add-On Term Loans as of the First Amendment Effective Date, shall be subject to an additional premium equal to the amount of such prepayment multiplied by 1%.

2.5 Amendment to Section 7.2. The proviso at the end of Section 7.2(b) is hereby amended and restated in its entirety to read as follows:

provided that if the Administrative Agent exercises any remedy pursuant to this subsection (b), (A) the Required Initial Term Loan Lenders shall have the right to direct in writing the Administrative Agent to exercise any such remedy with respect to the Initial Term Loan, (B) the Required Add-On Term Loan Lenders shall have the right to direct in writing the Administrative Agent to exercise any such remedy with respect to the Add-On Term Loan and (C) the Required Delayed Draw Term Loan Lenders shall have the right to direct in writing the Administrative Agent to exercise any such remedy with respect to the Delayed Draw Term Loan Commitment and Delayed Draw Term Loan; and

2.6 Amendment to Section 9.6(c). Section 9.6(c)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) $1,000,000 (x) with respect to its Initial Term Loans (or, if less, the entire amount of such Lender’s Initial Term Loans) or (y) with respect to its Add-On Term Loans (or, if less, the entire amount of such Lender’s Add-On Term Loans) and

2.7 Amendment to Schedules. A new Schedule 2.2(e) is hereby added in the form of Exhibit A attached hereto.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions. This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders and the Required Term Loan Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, in substantially the form of Exhibit B attached hereto, from the Required Lenders and the Required Term Loan Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders and the Required Term Loan Lenders have been obtained.

(c) Add-On Term Loan Notes. The Administrative Agent shall have received, for the account of each Add-On Term Loan Lender, an Add-On Term Loan Note, if requested by such Lender.

(d) Legal Opinion. The Administrative Agent shall have received an opinion from legal counsel to the Credit Parties (which shall cover, among other things, valid corporate existence, corporate power and authority, absence of violation of law or regulation or conflicts with existing Material Contracts and enforceability) addressed to the Administrative Agent and the Lenders and in form and substance satisfactory to the Administrative Agent.

(e) Corporate Documents. Receipt by the Administrative Agent of the following:

(i) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of the Credit Parties either (A) certified by an officer of such Credit Party that such documents have not been amended, rescinded or modified in any way since the Closing Date and are true and correct as of the First Amendment Effective Date, or (B) certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization and certified by an officer of such Credit Party to be true and correct as of the First Amendment Effective Date.

(ii) Bylaws. A copy of the bylaws or comparable operating agreement of each Credit Party certified by a secretary or assistant secretary of such Credit Party (pursuant to a secretary’s certificate in substantially the form of Schedule 4.1(b) to the Credit Agreement) as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.

(iii) Resolutions. Copies of resolutions of the Governing Body of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party (pursuant to a secretary’s certificate in substantially the form of Schedule 4.1(b) to the Credit Agreement) as of the First amendment Effective Date to be true and correct and in force and effect as of such date.

(iv) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Credit Parties and their Restricted Subsidiaries in such state.

(v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary (pursuant to a secretary’s certificate in substantially the form of Schedule 4.1(b) to the Credit Agreement) to be true and correct as of the First Amendment Effective Date.

(f) Officer’s Certificate. The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Company as of the First Amendment Effective Date stating that, immediately after giving effect to this Amendment, the Add-On Term Loan and all the other transactions contemplated hereby to occur on the First Amendment Effective Date on a Pro Forma Basis, (1) no Default or Event of Default has occurred and is continuing, (2) the representations and warranties made by the Credit Parties in the Credit Agreement and in the other Credit Documents (i) with respect to representations and warranties that contain a materiality qualification, are true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects and (3) the Credit Parties shall be in compliance with the Incurrence Test (with supporting calculations attached thereto).

(g) Financial Projections. The Administrative Agent shall have received from the Borrower updated financial projections in form and substance satisfactory to the Administrative Agent.

(h) Amendment to Mortgage Instruments. The Administrative Agent shall have received a fully executed amendment to any existing Mortgage Instrument in form and substance satisfactory to the Administrative Agent.

(i) Fees and Expenses. The Credit Parties shall have paid in full (i) all fees required to be paid pursuant to that certain Engagement Letter, dated April 12, 2007, from the Administrative Agent and Wachovia Capital Markets, LLC to the Company and (ii) all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

(j) Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request relating to the Credit Parties and the transactions contemplated by this Amendment and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 Representations and Warranties of Credit Parties. Each of the Credit Parties hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.

4.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

4.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.6 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.8 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under this Credit Agreement on or prior to the date hereof.

4.9 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11 General Release. In consideration of the Administrative Agent, on behalf of the Lenders, entering into this Amendment, each Credit Party hereby releases the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence or willful misconduct.

4.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

IN WITNESS WHEREOF the Credit Parties and the Administrative Agent have caused this Amendment to be duly executed on the date first above written.

COMPANY:	GATEHOUSE MEDIA OPERATING, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

SUBSIDIARY BORROWERS:	GATEHOUSE MEDIA MASSACHUSETTS I, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA MASSACHUSETTS II, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

ENHE ACQUISITION, LLC, a Delaware limited liability company

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

HOLDCO:	GATEHOUSE MEDIA HOLDCO, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

GUARANTORS:	GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA ARIZONA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA COLORADO HOLDINGS, INC., a Delaware corporation

	By:	/s/ Mark Thompson
	Name:	Mark Thompson
	Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

GATEHOUSE MEDIA CORNING HOLDINGS, INC., a Nevada corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA IOWA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA KANSAS HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

GATEHOUSE MEDIA LANSING PRINTING, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA MANAGEMENT SERVICES, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA NEVADA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

LIBERTY SMC, L.L.C., a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

MINERAL DAILY NEWS TRIBUNE, INC., a West Virginia corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

NEWS LEADER, INC., a Louisiana corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

TERRY NEWSPAPERS, INC., an Iowa corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

ENTERPRISE NEWSMEDIA HOLDING, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

ENTERPRISE NEWSMEDIA, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

LRT FOUR HUNDRED, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

LOW REALTY, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

ENTERPRISE PUBLISHING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

SUREWEST DIRECTORIES, a California corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

COPLEY OHIO NEWSPAPERS, INC., an Illinois corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

THE PEORIA JOURNAL STAR, INC., an Illinois corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OPERATING, INC.

FIRST AMENDMENT

THE GALESBURG PRINTING AND PUBLISHING COMPANY, an Illinois corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA OHIO HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA WEST VIRGINIA HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC., a Delaware corporation

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent on behalf of the Lenders

	By:	/s/ John D. Brady
	Name:	John D. Brady
	Title:	Director